UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Herbalife Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	No fee required.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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HERBALIFE LTD.

NOTICE OF LOCATION CHANGE
FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held
Thursday, April 26, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that the location of the 2007 Annual General Meeting of Shareholders of Herbalife Ltd. to be held on Thursday, April 26, 2007 at 9:00 a.m., Pacific Daylight Time, has been moved to The Beverly Hills Hotel at 9641 Sunset Boulevard, Beverly Hills, CA 90210, from the Company’s corporate headquarters at 1800 Century Park East, Los Angeles, California 90067. The original date and time of the meeting have not been changed. The meeting will still be held for the following purposes:

1. To elect three directors, each for a term of three years;

2. To ratify the appointment of the Company’s independent registered public accountants for fiscal 2007;

3. To approve the Company’s Employee Stock Purchase Plan; and

4. To act upon such other matters as may properly come before the meeting.

The foregoing items of business are more fully described in Herbalife’s Proxy Statement dated March 19, 2007, and first mailed to shareholders on or about March 23, 2007. Only shareholders of record at the close of business on March 9, 2007, are entitled to vote at the meeting and any subsequent adjournment(s) or postponement(s) of the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the proxy card distributed with the Company’s Proxy Statement as promptly as possible. Shareholders attending the meeting may vote in person even if they have returned a proxy card.

Best Regards,

MICHAEL O. JOHNSON
Chief Executive Officer

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
HERBALIFE LTD.
2007 ANNUAL GENERAL MEETING OF SHAREHOLDERS APRIL 26, 2007
     The undersigned shareholder of HERBALIFE LTD. hereby acknowledges receipt of the Notice of 2007 Annual General Meeting of Shareholders and related Proxy Statement, and hereby appoints Michael O. Johnson and Brett R. Chapman, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual General Meeting of Shareholders of HERBALIFE LTD., to be held on April 26, 2007 at 9:00 a.m., Pacific Daylight Time, at The Beverly Hills Hotel, 9641 Sunset Boulevard, Beverly Hills, California 90210, and at any adjournment(s) or postponement(s) thereof, and to vote all Common Shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.
     This proxy is solicited by the Board of Directors for use at the Annual General Meeting of Shareholders on April 26, 2007.
You can view the Annual Report and Proxy Statement on the internet following the links to “Investor Relations” at: http://www.herbalife.com
(Continued and to be Signed on Reverse Side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲Detach here from proxy voting card.▲

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN
WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote “FOR” each of the items below.

1. Election of Directors Nominees:
	FOR	AGAINST	ABSTAIN
Leroy T. Barnes	☐	☐	☐
Richard P. Bermingham	☐	☐	☐
Peter Maslen	☐	☐	☐

		FOR	AGAINST	ABSTAIN
Item 2 -	Ratification of the appointment of the independent registered public accountants for fiscal 2007.	☐	☐	☐

I plan to attend the meeting.	☐

		FOR	AGAINST	ABSTAIN
Item 3 -	Approve the Company’s Employee Stock Purchase Plan.	☐	☐	☐
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES ARE AUTHORIZED ON BEHALF OF THE UNDERSIGNED TO VOTE THEREON IN ACCORDANCE WITH HIS OR THEIR BEST JUDGMENT.
PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY. IN ORDER TO BE COUNTED, THIS PROXY CARD MUST BE RECEIVED BEFORE THE MEETING.
YOU MAY VOTE YOUR SHARES BY SUBMITTING THIS PROXY CARD, THE ORIGINAL PROXY CARD INCLUDED WITH THE COMPANY’S PROXY STATEMENT OR BY ATTENDING THE MEETING. IF YOU HAVE ALREADY RETURNED THE ORIGINAL PROXY CARD ENCLOSED WITH THE COMPANY’S PROXY STATEMENT, YOUR SHARES WILL BE VOTED AS INSTRUCTED AND YOU DO NOT NEED TO SUBMIT ANOTHER PROXY CARD.

Signature	Signature	Date

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

▲Detach here from proxy voting card.▲